Supplement dated March 11, 2014

to the Prospectus and

Statement of Additional Information for each of:

LifeTrust issued by Massachusetts Mutual Life Insurance Company dated May 1, 2004

LifeTrust issued by MML Bay State Life Insurance Company

dated May 1, 2002

This supplement provides important updates to the investment choices available through your contract. Please read it carefully and keep it with your current prospectus.

Change to Principal Underwriter

Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) will replace MML Distributors, LLC (MML Distributors) as one of the two principal underwriters of the contracts/policies. MSD will be the principal underwriter for the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. Current distribution agreements between broker-dealers and MML Distributors will be amended to reflect this principal underwriter change.

MSD is (1) a subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual); (2) registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934; and (3) a member of the Financial Industry Regulatory Authority.

MML Investors Services, LLC remains the principal underwriter of the contracts/policies sold by its registered representatives.

Change to Investment Adviser

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for funds offered through the MML Series Investment Fund II. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, you may contact the MassMutual Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contractus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

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